FIRST AMENDED RESEARCH & DEVELOPMENT AGREEMENT

THIS FIRST AMENDED RESEARCH & DEVELOPMENT AGREEMENT (the “Agreement”) is entered into on June 5, 2010 (the “Effective Date”) by and between Corruven, Inc., a Nevada corporation ("Company") and Corruven Canada, Inc., a New Brunswick, Canada corporation (“Consultant”) (The Consultant and the Company may be referred to hereinafter individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, on or about January 5, 2010 the Parties entered into the original research and development agreement (the “Original Agreement,” a copy of which has been attached hereto as Exhibit A);

WHEREAS, Section 3 of the Agreement outlines certain research and development payments to be made to the Consultant by the Company;

WHEREAS, due to certain delays in the Research and development of the Patents and related products (as defined in the Original Agreement), the Parties wish to amend and restate Section 3 of the Original Agreement in its entirety;

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Parties hereto hereby agree to amend and restate Section 3 of the Original Agreement in its entirety as follows:

3.           Research & Development Costs. The Company shall deliver to the Consultant the following cash payments payable in United States Dollars (the “R&D Payments”), which shall be used for the sole purpose of Research and development of products deriving from the Patents:

a.	Waived. No payment fee.

b.	$495,982 on or before the second anniversary of the Effective Date;

c.	$440,873 on or before the third anniversary of the Effective Date;

d.	$385,764 on or before the fourth anniversary of the Effective Date;

e.	$330,655 on or before the fifth anniversary of the Effective Date; and

f.	$275,546[1] on or before the sixth anniversary of the Effective Date and every annual anniversary date following the sixth anniversary date for as long as this Agreement remains effective.

[1]	Adjusted annually based upon the Canadian Consumer Price Index as quoted by the Bank of Canada.

_______Consultant	_______Company

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date and year first above written.

CONSULTANT	COMPANY

CORRUVEN CANADA, INC.	CORRUVEN, INC.
A New Brunswick corporation	A Nevada corporation

/s/ Alain Belanger	/s/ Alain Belanger

By: Alain Belanger	By: Alain Belanger
Its: President	Its: Chief Executive Officer

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL

EFFECT AS AN ORIGINAL OF THE SAME.

_______Consultant	_______Company

EXHIBIT A

Research and Development Agreement

_______Consultant	_______Company

Page 3 of 3